UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

Bushido Capital Long/Short Fund

Investor Class Shares – BCLSX

Annual Report

www.bushidofunds.com	September 30, 2013

Bushido Capital Long/Short Fund

Shareholder Letter 11/8/13

Please see “The Fund” tab at www.bushidofunds.com/fund/holdings.html for a detailed breakdown of the Fund’s portfolio, a complete list of holdings, and performance data.

PERFORMANCE:

Bushido Capital Partners views the Morningstar long/short equity category as the Fund’s primary benchmark. The following is a brief description of the major drivers of performance from each of our major asset classes on both the long and short side for the Fund’s fiscal year:

Long Equity

Performance in the long equity portion of the portfolio was primarily driven by strong performance in our property casualty insurance positions (Endurance Specialty Holdings (ENH), Allied World Assurance Company Holdings (AWH), Everest Re Group (RE) & American International Group (AIG)) as well as our investment in Expeditors International (EXPD). The insurance companies were purchased at what we perceived to be attractive valuations relative to their respective book values with potential upside from growth in book value per share coupled with multiple expansion. We saw some multiple expansion during the year but continue to hold these positions as we believe future Book Value per Share (BVPS) has the potential for further growth, while the companies’ management teams have generally shown to be good allocators of capital.  Performance detractors on the long side were all economically sensitive cyclical companies to include Ultra Petroleum (UPL), POSCO (PKX) and Schnitzer Steel (SCHN). Global economic growth remains anemic at best, putting pressure on companies and commodities that rely on more robust Gross Domestic Product (GDP) growth for returns. We have exited our position in UPL after the company recently elected to step out of its core historical focus on natural gas assets to purchase oil properties. We are not enamored with the prospect of deviating from one’s core business, particularly to purchase assets priced off a commodity that has been in an extended bull market for years.

Short Equity

The positive performers in the short book were our REITs (Equity Residential (EQR), Avalonbay Communities (AVB) & Boston Properties (BXP)) as well as our short on the Utilities sector ETF. After the material increase in bond yields on expectations of tapering by the Federal Reserve, we closed our positions in AVB, EQR and Consumer Discretionary Select SPDR Fund (XLU), as we did not want to maintain expensive (high dividend yielding) short positions in interest rate sensitive names if the Federal Reserve continued their quantitative easing campaign for longer than currently expected. We will look to revisit our multi-family REITs as we believe the space is still richly valued with the prospect of material supply coming to market at a time when an improving residential housing market may lure demand away from the rentals. Negative performance from our short book came from our oil hedge in the United States Oil Fund (USO) as well as our short in Mohawk Industries. Our long equity positions in Apache (APA), Nabors Industries (NBR), Patterson-UTI Energy (PTEN), Kinder Morgan (KMI) and Kinder Morgan Management (KMR) all directly benefited from elevated crude prices and more than offset our losses from USO. We continue to adhere to strict risk management criteria within our short portfolio.

Fixed Income

Our long fixed income portfolio was not a material contributor to performance during the year and we did not have any short fixed income holdings in the portfolio during the period.

Bushido Capital Long/Short Fund

Options

The Fund’s single largest performance detractor was our market hedge in the form of long puts on the S&P 500 ETF (SPY) that expire in early 2014. We continue to believe that many broad-based indicators would point to a market that is close to or at high valuation levels which has led us to seek some protection from a broad market correction towards more attractive prices. On the short side of the derivative portfolio, positive contributions were generated from several puts we sold short on names in businesses that we would have happily purchased at the exercise prices. However, our short puts in Potash Corporation (POT) hurt performance after an industry specific announcement that was detrimental to global potash prices led to a fundamental change in the way the global fertilizer market operates. Based on this development, we chose to close the outstanding option instead of assuming a position in the underlying common equity.

INVESTMENTS:

While we evaluate holdings on an individual security basis, the value discipline we employ demands certain quantitative characteristics from every investment, which may lead to the Fund investing in several names sharing common underlying drivers as members of out-of-favor sectors often stagnate together. The following are a few of the secular themes and associated specific holdings that may impact the Fund going forward:

Energy

Similar to the prolific production growth witnessed in domestic natural gas, US oil production has been increasing at a rapid pace behind the application of horizontal drilling and hydraulic fracturing to shale plays in several areas of the country. This year the International Energy Agency stated that the United States was on track to become the world’s largest oil producer by 2020. We believe that the transportation and storage of this growing supply of crude oil and natural gas represents an attractive risk/reward profile given the longer term nature of contracts with less underlying commodity price risk than one would assume with upstream exploration & production companies. We are investing in this theme primarily through companies that are building and operating the infrastructure needed to transport, store and export domestic natural gas, NGLs, and oil from emerging shale plays, mature conventional producing fields and the oil sands in Western Canada. To that end, the Fund has made an investment in Kinder Morgan Inc. (KMI) and Kinder Morgan Management LLC (KMR), which are both focused on stable, fee-based energy and transportation assets that are vital to the energy infrastructure by serving important production and demand markets across North America. Kinder Morgan’s operating assets include an interest in approximately 75,000 miles of pipelines and 180 terminals. The company’s pipelines are connected to some of the more abundant natural gas producing areas in North America, including the Eagle Ford, Marcellus, Utica, Haynesville, Fayetteville, and Barnett plays. Kinder Morgan is the largest independent transporter of petroleum products in the United States, transporting about 1.9 million barrels per day of gasoline, jet fuel, diesel, natural gas liquids and crude oil. In addition to its substantial pipeline assets, the company is the largest independent terminal owner/operator in the United States, with liquid and dry bulk terminal capacity of 107 million barrels and 100 million tons, respectively. The company also transports and markets carbon dioxide that is used in oil production in the Permian Basin of West Texas. Given the capital, time, and regulatory intensity associated with permitting and building energy infrastructure assets, we believe that Kinder Morgan operates in a business with relatively high barriers to entry, historically consistent returns, low commodity risk and high switching costs.

Continuing the energy-related theme, the Fund has invested in two on-shore focused drilling companies that we believe are trading at attractive valuation levels. Both Patterson-UTI (PTEN) and Nabors Industries (NBR) were purchased for less than their respective book values per share, representing, in our opinion, a compelling risk/reward profile if the demand for natural gas drilling and pressure pumping services were to rebound in the future. The number of rigs drilling for natural gas in the United States has essentially collapsed from a high of about 1,600 in

Bushido Capital Long/Short Fund

2008 to 376 in mid-October 2013. This reduction in drilling activity negatively impacted Nabors’ US land drilling and pressure pumping business units but was somewhat mitigated by continued strength in crude oil prices. Nabors has been selling off non-core production assets and streamlining their operational structure in an effort to lower the company’s net debt. PTEN has been repurchasing shares at prices that are accretive to growth in book value per share while also paying a dividend. We believe both companies appear well positioned to benefit from continued domestic exploration and production activity with meaningful potential upside should natural gas prices improve from current depressed levels.

Insurance

The property & casualty insurance sector remains challenged with the liability side of the balance sheet pressured by excess capital while the asset side contends with paltry fixed income reinvestment yields and volatile equity returns. Countering these negative characteristics are what we believe to be the attractive valuations and total return potential offered by several names in the space. We have invested in management teams that have demonstrated shareholder friendly capital allocation programs with a focus on growing book value per share over time. While investment yields have lowered ROE expectations, share repurchases at prices below book value are accretive to growth in book value per share, which we believe may be rewarded by the market over time. We think the combination of this growth in book value per share coupled with an average dividend yield around 2% offers attractive total return potential while our downside risk should be mitigated by low valuations.

Residential Real Estate

We believe that the Fund remains positioned to benefit from a continued improvement in the value of residential real estate in the U.S. Given elevated valuations in the common equity of most companies operating in the industry, we have elected to allocate capital to the corporate bonds of a few select home builders purchased at attractive spreads. We believe these credits may be supported by improving balance sheets if housing starts continue to increase from historically low levels, mortgage rates remain attractive, and pricing in most major markets around the country continue to post gains. The Fund owns an equity investment in Melcor Developments, a Canadian real estate development company that made opportunistic purchases of land in several U.S. markets during 2011 that could serve as valuable prospective supply for future development. The stock remains attractively priced at a 15% discount to book value while paying a yield of greater than 2.5%. In addition, we believe that our positions in Bank of America and JPMorgan Chase may benefit from the increased value of real estate and demand for mortgage originations.

Your commitment and trust are appreciated and we look forward to investing alongside you in the coming years.

Sincerely,

John H. Beatson Jr.
Bushido Capital Partners

Please see the following page for important disclosures.

Bushido Capital Long/Short Fund

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund may also use options contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

Book value is the net asset value of a company, calculated by total assets minus intangible assets and liabilities.

Morningstar Long/Short Equity Category: the average performance of the funds that currently comprise Morningstar’s Long/Short Equity Category.  Each Morningstar Category Average is representative of funds with similar investment objectives.

Return on Equity: The amount of net income returned as percentage of the shareholder’s equity.

One cannot invest directly in an index.

This commentary reflects the views of the portfolio manage through September 30, 2013. The manager’s views are subject to change as market and other conditions warrant. No forecasts are guaranteed. This commentary is provided for informational purposes only and is not an endorsement of any security, mutual fund, sector or index. Bushido Capital Partner, its affiliates, employees and clients may hold or trade the securities mentioned in this commentary.

Bushido Long/Short Fund is distributed by Quasar Distributors, LLC.

Bushido Capital Long/Short Fund

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of September 30, 2013

Since Inception(1)
Investor Class (without sales load)	7.60%
Investor Class (with sales load)(2)	2.48%
70% S&P 500 Index 30% Barclay’s Government/Credit Index(3)	14.55%
Morningstar Long/Short Equity Category(4)	10.15%

(1)	October 31, 2012.
(2)	Return reflects a sales load of 4.75%.
(3)	The 70% S&P 500 Index 30% Barclay’s Government/Credit Index is a blended benchmark consisting of 70% of the S&P 500 Index and 30% of the Barclay’s Intermediate Government/Credit Index.
(4)	Morningstar Long/Short Equity Category measures the average performance of the funds that currently comprise Morningstar’s Long/Short Equity category.

Bushido Capital Long/Short Fund

Expense Example (Unaudited)
September 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 – September 30, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2013)	Value (9/30/2013)	(4/1/2013 to 9/30/2013)
Investor Class Actual(2)(3)	$1,000.00	$1,017.00	$10.92
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,014.24	$10.91

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.16%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2013 of 1.70%.
(3)	Excluding dividends and interest on short positions, the actual expenses would be $9.35.
(4)	Excluding dividends and interest on short positions, the hypothetical expenses would be $9.35.

Bushido Capital Long/Short Fund

Asset Allocations (Unaudited)
as of September 30, 2013
(% of Gross Assets)

Top Ten Long Positions (Unaudited)
September 30, 2013(1)
(% of net assets)

Allied World Assurance Company Holdings	5.5%
C.H. Robinson Worldwide	5.2%
Toll Brothers Finance, 5.875%, 02/15/2022	4.3%
Kinder Morgan	3.9%
Expeditors International of Washington	3.8%
Endurance Specialty Holdings	3.5%
Enbridge Energy Management	3.4%
Everest Re Group	3.1%
Fairfax Financial Holdings, 5.800%, 05/15/2021	3.1%
Paychex	3.0%

Top Five Short Positions (Unaudited)
September 30, 2013
(% of net assets)

iShares MSCI Japan Fund	-2.3%
United States Oil Fund	-1.7%
Consumer Discretionary Select Sector SPDR Fund	-1.7%
Eagle Materials	-1.7%
Boston Properties	-1.2%

(1)	Fidelity Institutional Government Portfolio is excluded from the Top Ten Long Positions.

Bushido Capital Long/Short Fund

Schedule of Investments
September 30, 2013

Description	Shares	Value

COMMON STOCKS – 82.0%

Agriculture – 2.2%
Archer-Daniels-Midland (a)	1,777	$65,465

Airlines – 2.4%
SkyWest	4,971	72,179

Banks – 11.1%
Bank Of America	5,862	80,896
Goldman Sachs Group	563	89,072
International Bancshares	3,694	79,901
JPMorgan Chase	1,685	87,098
		336,967

Insurance – 20.3%
Allied World Assurance Company Holdings (b)	1,675	166,479
American International Group	1,849	89,917
Axis Capital Holdings	1,820	78,824
Endurance Specialty Holdings (b)	1,942	104,324
Everest Re Group	642	93,353
PartnerRe (b)	876	80,189
		613,086

Iron/Steel – 4.7%
POSCO – ADR	1,200	88,368
Schnitzer Steel Industries, Class A	1,905	52,464
		140,832

Oil & Gas – 10.0%
Apache	920	78,329
Nabors Industries	5,734	92,088
Patterson-UTI Energy	3,822	81,714
Ultra Petroleum*	2,402	49,409
		301,540

Pipelines – 10.2%
Enbridge Energy Management	3,558	102,399
Kinder Morgan (b)	3,329	118,412
Kinder Morgan Management	1,193	89,396
		310,207

Real Estate – 2.5%
Melcor Developments	4,090	76,634

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments – Continued
September 30, 2013

Description	Shares/Par/Contracts	Value

COMMON STOCKS – 82.0%

Retail – 2.9%
Darden Restaurants	791	$36,615
Francesca’s Holdings* (a)	2,773	51,689
		88,304

Software – 5.5%
Oracle	2,240	74,301
Paychex (b)	2,266	92,090
		166,391

Transportation – 10.2%
C.H. Robinson Worldwide (b)	2,632	156,762
CSX (b)	1,370	35,264
Expeditors International of Washington (b)	2,638	116,230
		308,256

Total Common Stocks
(Cost $2,210,705)		2,479,861

CORPORATE BONDS – 9.9%

Homebuilders – 4.3%
Toll Brothers Finance
5.875%, 02/15/2022	$125,000	128,437

Insurance – 5.6%
Fairfax Financial Holdings
5.800%, 05/15/2021 (c)	90,000	92,544
MDC Holdings
5.375%, 07/01/2015	5,000	5,283
5.625%, 02/01/2020	70,000	72,325
		170,152

Total Corporate Bonds
(Cost $296,692)		298,589

PURCHASED OPTIONS – 0.1%
SPDR S&P 500 ETF Trust
Expiration: January 2014, Exercise Price: $135.00
(Cost $74,005)	80	3,760

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments – Continued
September 30, 2013

Description	Shares	Value

SHORT-TERM INVESTMENT – 13.7%
Fidelity Institutional Government Portfolio, 0.01%^
(Cost $413,893)	413,893	$413,893
Total Investments – 105.7%
(Cost $2,995,295)		3,196,103
Other Assets and Liabilities, Net – (5.7)%		(172,871)
Total Net Assets – 100.0%		$3,023,232

*	Non-income producing security.
(a)	All or a portion of this security is designated as collateral for written options. As of September 30, 2013, the value of collateral was $117,154.
(b)	All or a portion of this security is designated as collateral for securities sold short. As of September 30, 2013, the value of collateral was $668,412.
(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of September 30, 2013, the value of this investment was $92,544 or 3.1% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of September 30, 2013.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Securities Sold Short
September 30, 2013

Description	Shares	Value

COMMON STOCKS – 2.9%

Building Materials – 1.7%
Eagle Materials	705	$51,148

REITS – 1.2%
Boston Properties	351	37,522
Total Common Stocks
(Proceeds $84,946)		88,670

EXCHANGE TRADED FUNDS – 5.7%

Consumer Discretionary Select SPDR Fund	861	52,202
iShares MSCI Japan Fund	5,714	68,054
United States Oil Fund*	1,428	52,622
Total Exchange Traded Funds
(Proceeds $162,105)		172,878
Total Securities Sold Short
(Proceeds $247,051)		$261,548

*	Non-income producing security.
REIT – Real Estate Investment Trust

Schedule of Options Written
September 30, 2013

Description	Contracts	Value

CALL OPTIONS
Archer-Daniels-Midland
Expiration: December 2013, Exercise Price: $39.00	17	$1,623

PUT OPTIONS
Francesca’s Holdings
Expiration: December 2013, Exercise Price: $17.50	12	1,500
Total Options Written
(Premiums $2,986)		$3,123

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Assets and Liabilities
September 30, 2013

ASSETS:
Investments, at value (cost $2,995,295)	$3,196,103
Cash	466
Receivable for investment securities sold	20,543
Receivable for capital shares sold	5,500
Deposits at broker(1)	190,792
Receivable for adviser reimbursements	11,502
Dividends & interest receivable	5,993
Prepaid expenses	8,955
Total assets	3,439,854

LIABILITIES:
Securities sold short, at value (proceeds $247,051)	261,548
Options written, at value (premiums $2,986)	3,123
Investments payable for investment securities purchased	95,137
Payable for fund administration & accounting fees	11,271
Payable for compliance fees	2,335
Payable for transfer agent fees & expenses	8,301
Payable for custody fees	4,199
Payable for trustee fees	2,917
Dividends payable on securities sold short	228
Accrued distribution & shareholder service fees	4,392
Accrued expenses	23,171
Total liabilities	416,622

NET ASSETS	$3,023,232

NET ASSETS CONSIST OF:
Paid-in capital	$2,869,122
Accumulated undistributed net investment loss	(9,704)
Accumulated undistributed net realized loss on investments	(22,360)
Net unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	271,053
Options purchased	(70,245)
Securities sold short	(14,497)
Options written	(137)
Net Assets	$3,023,232

Net Assets	$3,023,232
Shares issued and outstanding(2)	280,930
Net asset value, redemption price and minimum offering price per share(3)	$10.76
Maximum offering price per share ($10.76/0.9525)(4)	$11.30

(1)	Pledged as collateral for written options and securities sold short.
(2)	Unlimited shares authorized.
(3)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(4)	Reflects a maximum sales charge of 4.75%.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Operations
For the Period Inception Through September 30, 2013(1)

INVESTMENT INCOME:
Dividend income	$33,708
Less: foreign taxes withheld	(765)
Interest income	652
Total investment income	33,595

EXPENSES:
Fund administration & accounting fees (see Note 5)	64,271
Transfer agent fees (see Note 5)	57,042
Investment adviser fees (see Note 5)	26,029
Custody fees (see Note 5)	22,361
Audit fees	16,999
Compliance fees (see Note 5)	12,835
Legal fees	12,092
Trustee fees	10,001
Federal & state registration fees	8,466
Dividends & broker interest on short positions	6,685
Distribution and/or shareholder service fees (see Note 6)	5,492
Other	4,110
Postage & printing fees	4,001
Total expenses before reimbursement	250,384
Less: reimbursement from investment adviser	(205,176)
Net expenses	45,208

NET INVESTMENT LOSS	(11,613)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	1,097
Options purchased	(10,777)
Securities sold short	(5,480)
Options written	(7,138)
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	271,053
Options purchased	(70,245)
Securities sold short	(14,497)
Options written	(137)
Net realized and unrealized gain (loss) on investments	163,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,263

(1)	Inception date of the Fund was October 31, 2012.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Changes in Net Assets
For the Period
Inception Through
September 30, 2013(1)
OPERATIONS:
Net investment loss	$(11,613)
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	1,097
Options purchased	(10,777)
Securities sold short	(5,480)
Options written	(7,138)
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	271,053
Options purchased	(70,245)
Securities sold short	(14,497)
Options written	(137)
Net increase in net assets resulting from operations	152,263

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,871,054
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(85)
Redemption fees	—
Net increase in net assets resulting from capital share transactions	2,870,969

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	3,023,232

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed net investment loss of $(9,704)	$3,023,232

(1)	Inception date of the Fund was October 31, 2012.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception Through
	September 30, 2013(1)
PER SHARE DATA:

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	0.80
Total from investment operations	0.76

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Dividends from net capital gains	—
Total distributions	—
Paid in capital from redemption fees	—

Net asset value, end of period	$10.76

TOTAL RETURN(2)	7.60	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$3.0

Ratio of expenses to average net assets:
Before expense reimbursement	12.02	%(4)
After expense reimbursement	2.17	%(4)

Ratio of expenses excluding dividends & interest on short positions to average net assets:
Before expense reimbursement	11.70	%(4)
After expense reimbursement	1.85	%(4)

Ratio of net investment loss to average net assets:
Before expense reimbursement	(10.41	)%(4)
After expense reimbursement	(0.56	)%(4)

Portfolio turnover rate	19	%(3)

(1)	Inception date of the Fund was October 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Notes to the Financial Statements
September 30, 2013

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Bushido Capital Long/Short Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve long-term growth of capital. The Fund commenced operations on October 31, 2012.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Bushido Capital Partners, LLC (the “Advisor”).  The Fund currently offers two classes of shares, the Investor Class and Institutional Class.  Investor Class shares are subject to a 0.25% distribution fee.  As of September 30, 2013, the Institutional Class shares were not yet available.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended September 30, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended September 30, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2013

will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the period ended September 30, 2013 the Fund decreased accumulated net investment loss by $1,909, increased accumulated undistributed net realized loss by $62, and decreased paid-in capital by $1,847.

Options Transactions – The Fund may use certain options (both traded on an exchange and over-the-counter) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes and to close out previously established options.  The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability.  The amount of the liability is subsequently adjusted to reflect the current fair value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.  As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options.  When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.  See Note 3 for information related to option activity during the period.

Short Sales – A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2013

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  DERIVATIVE TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market values of purchased and written options during the period ended September 30, 2013, were $30,394 and $1,494 respectively.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2013

Transactions in written options contracts for the period ended September 30, 2013, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(186)	(9,171)
Options covered	38	969
Options expired	119	5,216
Options exercised	—	—
Outstanding at September 30, 2013	(29)	$(2,986)

Values of Derivative Instruments as of September 30, 2013 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Options	Investments,		Options written,
	at fair value	$3,760	at fair value	$3,123
Total		$3,760		$3,123

The effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2013:

Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted for as	Purchased	Written
hedging instruments under ASC 815	Option	Options	Total
Equity Contracts	$(10,777)	$(7,138)	$(17,915)
Total	$(10,777)	$(7,138)	$(17,915)

Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as	Purchased	Written
hedging instruments under ASC 815	Option	Options	Total
Equity Contracts	$(70,245)	$(137)	$(70,382)
Total	$(70,245)	$(137)	$(70,382)

4.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2013

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.  Exchange traded options that are valued at the composite price are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,479,861	$—	$—	$2,479,861
Corporate Bonds	—	298,589	—	298,589
Purchased Option	—	3,760	—	3,760
Short-Term Investment	413,893	—	—	413,893
Total Investments	$2,893,754	$302,349	$—	$3,196,103

Securities Sold Short
Common Stocks	$(88,670)	$—	$—	$(88,670)
Exchange Traded Funds	(172,878)	—	—	(172,878)
Total Securities Sold Short	$(261,548)	$—	$—	$(261,548)
Written Options	$—	$(3,123)	$—	$(3,123)

Transfers between levels are recognized at the end of the reporting period.  During the period ended September 30, 2013, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, dividends on short positions, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.85% of the Fund’s average daily net assets of the Investor Class, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least December 31, 2014.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2016	$205,176

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2013

and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended September 30, 2013 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

6.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended September 30, 2013, the Investor Class incurred expenses of $5,206 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended September 30, 2013, the Fund incurred $286 in shareholder servicing fees under the Agreement.

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception through
September 30, 2013
Shares sold	280,938
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(8)
Net increase	280,930

Bushido Capital Long/Short Fund

Schedule of Investments
September 30, 2013

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short positions, by the Fund for the period ended September 30, 2013, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,933,532	$342,393

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities (excluding short positions and written options) held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2013, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$290,634	$(90,225)	$200,409	$2,995,694

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At September 30, 2013, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$—	$—	$(46,299)	$200,409	$154,110

As of September 30, 2013, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2013, the Fund deferred, on a tax basis, post-December late year losses of $9,704 and post-October losses of $21,961.

The Fund paid no distributions for the period ended September 30, 2013.

Bushido Capital Long/Short Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Bushido Capital Long/Short Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short and options written of Bushido Capital Long/Short Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period October 31, 2012 (commencement of operations) through September 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bushido Capital Long/Short Fund as of September 30, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 31, 2012 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 26, 2013

Bushido Capital Long/Short Fund

Additional Information (Unaudited)
September 30, 2013

TRUSTEES AND OFFICERS

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	19	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 64				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).
David A. Massart	Trustee	Indefinite	19	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(1 Portfolio)
Age: 46				Management, Inc.	(2012-Present).
(2005-Present).
Leonard M. Rush, CPA	Trustee	Indefinite	19	Chief Financial Officer,	Anchor Bancorp
615 E. Michigan St.		Term; Since		Robert W. Baird & Co.	Wisconsin, Inc.
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	(2011-Present);
Age: 67					Independent Trustee,
ETF Series Solutions
(1 Portfolio)
(2012-Present).
David M. Swanson	Trustee	Indefinite	19	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	Financial Investors
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Variable Insurance
Age: 56				Executive Vice President,	Trust (5 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	19	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 54
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	January 2011		LLC (2002-Present).
53202	Executive
Age: 56	Officer

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
September 30, 2013

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Age: 46	Compliance
Officer and
Anti-Money
Laundering
Officer
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 40	Financial
Officer
Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.	Term; Since			U.S. Bancorp Fund Services,
Milwaukee, WI 53202	January 2011			LLC (2011-Present); Vice
Age: 42				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A.
(2007-2010); Assistant
Vice President and Counsel,
U.S. Bancorp Fund Services,
LLC (2004-2007).
Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 40

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
September 30, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-359-1515.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-359-1515.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-359-1515, or (2) on the SEC’s website at www.sec.gov.

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Bushido Capital Long/Short Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Bushido Capital Partners, LLC
21 DuPont Circle NW, Suite 500
Washington, D.C.  20036

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-359-1515.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  (The registrant’s inception date was October 31, 2012 and, as such, there is only one fiscal year to present).  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended September 30, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2013
Audit Fees	$14,500
Audit-Related Fees	$0
Tax Fees	$2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 9/30/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
 James R. Arnold, President

Date  December 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
 James R. Arnold, President

Date  December 4, 2013

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date  December 4, 2013

* Print the name and title of each signing officer under his or her signature.